Share-based Payments (Details) - Exercise Price One [Member]	6 Months Ended
Dec. 31, 2019 shares $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Grant date	Nov. 06, 2019
Expiry date	Feb. 10, 2024
Option exercise price	$ 0.50
Number of options | shares	5,000,000
Number of options, total | shares	5,000,000
Share price at grant date	$ 0.15
Expected volatility	98.30%
Dividend yield	0.00%
Risk-free interest rate	0.88%
Fair value at grant date per option	$ 0.0736